Liquidity (Notes)	12 Months Ended
Dec. 31, 2012
Debt Disclosure [Abstract]
Liquidity
Liquidity
We are required to comply with certain financial covenants and ratios in our credit facility. As of December 31, 2012, the total leverage ratio test, one of the primary financial covenants that we are required to maintain under our credit facility, was not to exceed 4.50 times. At December 31, 2012, our total indebtedness was approximately $130.9 million, which caused our total leverage to EBITDA ratio to be approximately 5.70-to-1. As a result, on December 26, 2012, the Partnership entered into the Third Amendment and Waiver to Credit Agreement, dated as of December 26, 2012 (the “Third Amendment”). The Third Amendment provided for a waiver of the Partnership's compliance with the Consolidated Total Leverage Ratio with respect to the quarter ending December 31, 2012 and for one month thereafter. The Third Amendment also requires the Partnership to provide certain financial and operating information of the Partnership on a monthly basis for 2013 and for any month after 2013 in which the Consolidated Total Leverage Ratio of the Partnership is in excess of 4.00 to 1.00. The remaining material terms and conditions of the senior secured revolving credit facility, including pricing, maturity and covenants, remained unchanged by the Third Amendment.
On January 24, 2013, the Partnership entered into the second waiver to the credit facility that extended the waiver period with respect to the Consolidated Total Leverage Ratio to March 31, 2013 (and subsequently extended to April 16, 2013). Additional covenants during the waiver period included i) total outstanding borrowings under the credit facility shall not exceed $150,000,000; ii) restrictions on certain acquisitions; iii) an increase to the Eurodollar rate by 0.50%; iv) additional fees of 0.125% of the principal amount on each of February 28, 2013 and March 31, 2013; and v) execution of a compliance certificate.
On April 15, 2013, we repaid approximately $12.5 million in outstanding borrowings under the credit agreement and entered into the Fourth Amendment in connection with the ArcLight Transaction (see Note 23 - Subsequent Events for further information). As a result, we had approximately $130 million of outstanding borrowings as of April 15, 2013 and approximately $45 million of available borrowing capacity as a result of the reduction of our borrowing capacity to a total of $175 million as described below. Until June 30, 2013, we will not be required to meet a Consolidated Leverage Ratio under our June 2012 amended credit facility. We expect that we will have availability under our June 2012 amended credit facility and be able to meet the Fourth Amendment's Consolidated Leverage Ratio once it is reinstated on June 30, 2013, but there can be no assurance that will be the case or what that availability might be. Under the terms of the Fourth Amendment:

•	Permits the consummation of the ArcLight Transactions and the PIK Distribution according to the terms of the Amended Partnership Agreement;

•
On October 1, 2013, the aggregate commitments of the lenders under the credit agreement will be reduced to $175 million unless before such date AIM Midstream Holdings makes an equity contribution to the Partnership of $12.5 million that is used to repay borrowings under the credit facility by October 1, 2013;

•
The total outstanding borrowings under the credit agreement are limited to $175 million until such equity contribution by AIM Midstream Holdings and debt repayment has occurred, at which time the maximum permitted borrowings under the credit agreement will be raised to $200 million;

•	The margins relating to our (i) Eurodollar-based loans range from 2.50% to 4.75% depending on the Consolidated Total Leverage ratio then in effect, and (ii) base rate loans range from 1.5% to 3.75%;

•	The definition of Consolidated Total Indebtedness will not include the Series A Preferred Units or certain unsecured surety bonds relating to the High Point Assets;

•	The definition of Consolidated EBITDA (the consolidated EBITDA for the quarters ending June 30 and September 30, 2013 will be annualized for purposes of the Consolidated Total Leverage Ratio) will:

◦	include, on a pro forma basis, the consolidated EBITDA of the High Point Subsidiaries as if they were owned by the Partnership beginning on January 1, 2013;

◦	exclude any insurance proceeds attributable to any event occurring prior to January 1, 2013; and

◦	exclude any one-time, non-recurring transaction expenses of the Partnership incurred in connection with the ArcLight Transactions or the Fourth Amendment.

•
Starting with the quarter ending March 31, 2013 and ending with the quarter ending December 31, 2013, unless the Partnership has permanently canceled at least 20% of the number of subordinated units outstanding on April 15, 2013, the Partnership must reduce any quarterly cash distribution on either its subordinated units or Series A Preferred Units (at the Partnership's election) by an aggregate of $0.4 million per quarter, and such reduction may not be replaced by in-kind distributions of Partnership securities;

•	The maximum Consolidated Total Leverage Ratio permitted as of the end of any fiscal quarter cannot exceed the ratio set forth below:

Fiscal Quarter Ending	Consolidated Total Leverage Ratio
June 30, 2013	5.90:1.00
September 30, 2013	5.90:1.00
December 31, 2013	5.75:1.00
March 31, 2014	5.75:1.00
June 30, 2014	5.75:1.00
September 30, 2014	5.50:1.00
December 31, 2014	5.25:1.00
March 31, 2015 and each fiscal quarter thereafter	4.50:1.00

•
The Partnership agrees to cooperate with and pay the fees and expenses incurred by Bank of America, N.A., the administrative agent for the credit agreement, in connection with its engagement of FTI Consulting to advise and assist it in an assessment of the Partnership's financial condition; and

•
The lenders permanently waived the Partnership's failure to comply with covenants relating to the Partnership's Consolidated Total Leverage Ratio for the quarters ended December 31, 2012 and March 31, 2013. As of April 15, 2013, we had approximately $130 million of outstanding borrowings and approximately $45 million of available borrowing capacity as a result of the reduction of our borrowing capacity to a total of $175 million as described herein. Until June 30, 2013, we will not be required to meet a Consolidated Leverage Ratio under our June 2012 amended credit facility. We expect that we will have availability under our June 2012 amended credit facility and be able to meet the Fourth Amendment's Consolidated Leverage Ratio once it is reinstated on June 30, 2013, but there can be no assurance that will be the case or what that availability might be.

We depend on our June 2012 amended credit facility for future capital needs and may use it to fund a portion of cash distributions to unitholders, as necessary, depending on the level of our operating cashflow. The Partnership believes that the consummation of the ArcLight Transactions will allow it to maintain compliance with the Consolidated Total Leverage to EBTIDA ratio in the Fourth Amendment for a period of at least the next twelve months from the date of the Annual Report on Form 10-K. However, no assurances can be given that the ArcLight Transactions will achieve the necessary ratios or that the contributed business can yield the necessary cash flows. If the foregoing does not occur and we are not able to generate sufficient cash flows from operations to maintain compliance with the financial covenants in the Fourth Amendment and we are not able enter into an agreement to refinance or obtain covenant default waivers the debt could become due and payable upon acceleration by the lenders in our banking group and other agreements with cross-default provisions could become due. In addition, failure to comply with any of the covenants under our Fourth Amendment could adversely affect our ability to fund ongoing operations and growth capital requirements as well as our ability to pay distributions to our unitholders.